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                                                                   Exhibit 10.4


                            EXCHANGE TRUST AGREEMENT

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                                TABLE OF CONTENTS


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                                                           ARTICLE 1
                                                 DEFINITIONS AND INTERPRETATION

Section 1.1       Definitions................................................................................2
Section 1.2       Interpretation Not Affected by Headings, Etc...............................................4
Section 1.3       Number, Gender, Etc........................................................................4
Section 1.4       Date for Any Action........................................................................4

                                                              ARTICLE 2
                                                        PURPOSE OF AGREEMENT

Section 2.1       Purpose....................................................................................4

                                                              ARTICLE 3
                                                      PROVISION OF INFORMATION

Section 3.1       Copies of Shareholder Information..........................................................5
Section 3.2       Other Materials............................................................................5
Section 3.3       Distribution of Written Materials..........................................................5

                                                              ARTICLE 4
                                       INSOLVENCY EXCHANGE RIGHT AND AUTOMATIC EXCHANGE RIGHTS

Section 4.1       Grant and Ownership of the Insolvency Exchange Right.......................................6
Section 4.2       Legended Share Certificates................................................................7
Section 4.3       General Exercise of the Insolvency Exchange Right..........................................7
Section 4.4       Purchase Price.............................................................................7
Section 4.5       Exercise Instructions......................................................................7
Section 4.6       Delivery of Exchangeable Share Consideration; Effect of Exercise...........................9
Section 4.7       Exercise of the Insolvency Exchange Right In Other Circumstances..........................10
Section 4.8       Stamp or Other Transfer Taxes.............................................................11
Section 4.9       Notice of Insolvency Event................................................................11
Section 4.10        Qualification of ParentCo Common Stock..................................................12
Section 4.11        Reservation of ParentCo Common Stock....................................................12
Section 4.12        Automatic Exchange on Liquidation of ParentCo...........................................13
Section 4.13        Withholding Rights......................................................................15

                                                              ARTICLE 5
                                                       CONCERNING THE TRUSTEE

Section 5.1       Powers and Duties of the Trustee..........................................................15
Section 5.2       No Conflict of Interest...................................................................16

                                                                (i)
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
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
Section 5.3       Dealings with Transfer Agents, Registrars, Etc............................................17
Section 5.4       Books and Records.........................................................................17
Section 5.5       Income Tax Returns and Reports............................................................18
Section 5.6       Indemnification Prior to Certain Actions by Trustee.......................................18
Section 5.7       Actions by Holders........................................................................18
Section 5.8       Reliance Upon Declarations................................................................19
Section 5.9       Evidence and Authority to Trustee.........................................................19
Section 5.10        Experts, Advisers and Agents............................................................20
Section 5.11        Investment of Moneys Held by Trustee....................................................21
Section 5.12        Trustee Not Required to Give Security...................................................21
Section 5.13        Trustee Not Bound to Act on Request.....................................................21
Section 5.14        Authority to Carry on Business..........................................................21
Section 5.15        Conflicting Claims......................................................................22
Section 5.16        Disbursements...........................................................................22
Section 5.17        Acceptance of Trust.....................................................................22
Section 5.18        Trustee Not Liable......................................................................23

                                                              ARTICLE 6
                                                            COMPENSATION

Section 6.1       Compensation and Reimbursement............................................................23

                                                              ARTICLE 7
                                             INDEMNIFICATION AND LIMITATION OF LIABILITY

Section 7.1       Indemnification of the Trustee............................................................23
Section 7.2       Limitation of Liability...................................................................24

                                                              ARTICLE 8
                                                          CHANGE OF TRUSTEE

Section 8.1       Resignation...............................................................................24
Section 8.2       Removal...................................................................................25
Section 8.3       Successor Trustee.........................................................................25
Section 8.4       Notice of Successor Trustee...............................................................25

                                                              ARTICLE 9
                                                         PARENTCO SUCCESSORS

Section 9.1       Certain Requirements in Respect of Combination, Etc.......................................26
Section 9.2       Vesting of Powers in Successor............................................................26
Section 9.3       Wholly-owned Subsidiaries.................................................................26

                                                             ARTICLE 10
                                               AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

Section 10.1        Amendments, Modifications, Etc..........................................................27

                                                                (ii)
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
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
Section 10.2        Ministerial Amendments..................................................................27
Section 10.3        Meeting to Consider Amendments..........................................................27
Section 10.4        Changes in Capital of ParentCo and the Company..........................................28
Section 10.5        Execution of Supplemental Agreements....................................................28

                                                             ARTICLE 11
                                                             TERMINATION

Section 11.1        Term....................................................................................29
Section 11.2        Survival of Agreement...................................................................29

                                                             ARTICLE 12
                                                               GENERAL

Section 12.1        Severability............................................................................29
Section 12.2        Enurement...............................................................................29
Section 12.3        Notices to Parties......................................................................29
Section 12.4        Notice to Holders.......................................................................31
Section 12.5        Risk of Payments by Post................................................................32
Section 12.6        Counterparts............................................................................32
Section 12.7        Jurisdiction............................................................................32
Section 12.8        Attainment..............................................................................32

                                                               (iii)
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                            EXCHANGE TRUST AGREEMENT

         THIS EXCHANGE TRUST AGREEMENT is entered into as of December 16, 1999, by and between DALEEN TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware ("PARENTCO") DALEEN CALLCO CORPORATION, an unlimited liability company existing, under the laws of the Province of Nova Scotia
("CALLCO"), and DALEEN CANADA CORPORATION an unlimited liability company existing under the laws of the Province of Nova Scotia (the "COMPANY"), the Holders of Exchangeable Shares from time to time (the "HOLDERS"), and MONTREAL
TRUST COMPANY OF CANADA ("TRUSTEE").

         WHEREAS, pursuant to a Share Purchase Agreement dated as of December
16, 1999, by and between the Company, Inlogic Software Inc., ParentCo. and the holders of all of the issued and outstanding shares of Inlogic Software Inc.
(such agreement is hereinafter referred to as the "PURCHASE AGREEMENT") the parties agreed that on the closing of the transaction contemplated under the Purchase Agreement, ParentCo, the Company, the Holders and a trustee would execute and deliver an Exchange Trust Agreement containing the terms and conditions set forth in an Exhibit to the Purchase Agreement together with such other terms and conditions as may be agreed to by the parties to the Purchase
Agreement acting reasonably.

         WHEREAS, pursuant to the Purchase Agreement, the Company issued certain exchangeable shares (the "EXCHANGEABLE SHARES") having attached thereto certain rights, privileges, restrictions and conditions (collectively, the "EXCHANGEABLE
SHARE PROVISIONS" attached hereto as Schedule A).

         WHEREAS, ParentCo is to grant to and in favour of the holders (other than ParentCo and its Affiliates and Subsidiaries) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require
ParentCo to purchase from each such holder all or any part of the Exchangeable
Shares held by the holder;

         WHEREAS, these recitals and any statements of fact in this Agreement are made by ParentCo, CallCo and the Company and not by the Trustee.

         NOW THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

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                                      -2-

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1 DEFINITIONS.

         In this agreement, the following terms shall have the following meanings:

         "ACT" means the Companies Act (Nova Scotia);

         "AFFILIATES" has the meaning provided in the Exchangeable Share
         Provisions;

         "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of ParentCo to effect the automatic exchange of ParentCo Common Stock for Exchangeable Shares pursuant to Section 4.12 hereof;

         "BOARD OF DIRECTORS" means the Board of Directors of the Company;

         "BUSINESS DAY" has the meaning provided in the Exchangeable Share
         Provisions;

         "EXCHANGEABLE SHARE CONSIDERATION" has the meaning provided in the Exchangeable Share Provisions;

         "EXCHANGEABLE SHARE PRICE" has the meaning provided in the Exchangeable
         Share Provisions;

         "EXCHANGEABLE SHARE PROVISIONS" has the meaning provided in the recitals hereto;

         "EXCHANGEABLE SHARES" has the meaning provided in the recitals hereto;

         "HOLDERS" means the registered holders from time to time of Exchangeable Shares, other than ParentCo and its Affiliates and Subsidiaries;

         "INSOLVENCY EVENT" means the institution by the Company of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of the Company to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditor, Arrangement Act
         (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Company to contest in good faith any such proceedings commenced in respect of the Company within 15 days of becoming aware thereof, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, or the making by the Company of a general assignment for the benefit of creditors, or the

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                                      -3-

         admission in writing by the Company of its inability to pay its debts generally as they become due, or the Company's not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6.6 of the Exchangeable Share
         Provisions;

         "INSOLVENCY EXCHANGE RIGHT" has the meaning provided in Article 4 hereof;

         "LIQUIDATION CALL RIGHT" has the meaning provided in the Exchangeable
         Share Provisions;

         "LIQUIDATION EVENT" has the meaning provided in Subsection 4.12(1)(b) hereof;

         "LIQUIDATION EVENT EFFECTIVE TIME" has the meaning provided in Subsection 4.12(3) hereof;

         "OFFICER'S CERTIFICATE" means, with respect to ParentCo, CallCo or the Company, as the case may be, a certificate signed by any one of the Chairman of the Board, the President, any Executive Vice-President, any Senior Vice-President, or any Vice-President of ParentCo, CallCo or the Company, as the case may be;

         "PARENTCO COMMON STOCK" has the meaning provided in the Exchangeable
         Share Provisions;

         "PARENTCO SUCCESSOR" has the meaning provided in Subsection 9.1(a) hereof;

         "PERSON" includes an individual, body corporate, partnership, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative;

         "REDEMPTION CALL RIGHT" has the meaning provided in the Exchangeable
         Share Provisions;

         "RETRACTION REQUEST" has the meaning provided in the Exchangeable Share
         Provisions;

         "RETRACTED SHARES" has the meaning provided in Section 6.1(i) of the Exchangeable Share Provisions hereof;

         "RETRACTION CALL RIGHT" has the meaning provided in the Exchangeable
         Share Provisions;


         "SUBSIDIARY" has the meaning provided in the Exchangeable Share Provisions;

         "SUPPORT AGREEMENT" means that certain support agreement made as of the date hereof by and between ParentCo, CallCo, the Holders and the Company and attached hereto as Schedule B;

         "TRUST" means the trust created by this Agreement;

         "TRUST ESTATE" means the Insolvency Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this Agreement; and

         "TRUSTEE" means Montreal Trust Company of Canada and, subject to the provisions of Article 8 hereof, includes any successor trustee or permitted assigns.

SECTION 1.2 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

SECTION 1.3 NUMBER, GENDER, ETC.

         Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

SECTION 1.4 DATE FOR ANY ACTION.

         If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                              PURPOSE OF AGREEMENT

SECTION 2.1 PURPOSE.

         The purpose of this agreement is to create the Trust for the benefit of the Holders, as herein provided. The Trustee will hold the Insolvency Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Holders as provided in this Agreement.

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                                      -5-

                                   ARTICLE 3
                            PROVISION OF INFORMATION

SECTION 3.1 COPIES OF SHAREHOLDER INFORMATION

         ParentCo will deliver to the Trustee copies of all proxy materials (including notices of meetings of holders of ParentCo Common Stock, but excluding proxies to vote ParentCo Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that there are to be distributed from time to time to all of the holders of ParentCo Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Holder at the same time as such materials are first sent to holders of ParentCo Common Stock. The Trustee will mail or otherwise send to each Holder, at the expense of ParentCo, copies of all such materials (and all materials specifically directed to the Holders or to the Trustee for the benefit of the Holders by ParentCo) received by the Trustee from ParentCo at the same time as such materials are first sent to holders of ParentCo Common Stock. The Trustee will make copies of all such materials available for inspection by any Holder at the Trustee's principal corporate trust office in the City of Toronto.

SECTION 3.2 OTHER MATERIALS

         Immediately after receipt by ParentCo or any member of ParentCo of any material sent or given generally to the holders of ParentCo Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), ParentCo shall obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Holders by such third party) to each Holder as soon as possible thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Holder, at the expense of ParentCo, copies of all such materials received by the Trustee from ParentCo. The Trustee will also make copies of all such materials available for inspection by any Holder at the Trustee's principal corporate trust office at the City of Toronto.

SECTION 3.3 DISTRIBUTION OF WRITTEN MATERIALS

         Any written materials to be distributed by the Trustee to the Holders pursuant to this Agreement shall be delivered or sent by mail (or otherwise communicated in the same manner, subject to the Trustee being advised in writing of such method of communication and its ability to provide such method, as ParentCo uses in communications to holders of ParentCo Common Stock) to each Holder at its address as shown on the books of the Company. The Company shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

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                                      -6-



         (a) Current and accurate lists of the Holders as reflected in the Company records; and

         (b) On the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this agreement.

         The materials referred to above are to be provided by the Company to the Trustee in sufficient time to enable the Trustee to fulfil its obligations as set out in Article 3.

                                   ARTICLE 4
             INSOLVENCY EXCHANGE RIGHT AND AUTOMATIC EXCHANGE RIGHTS

SECTION 4.1 GRANT AND OWNERSHIP OF THE INSOLVENCY EXCHANGE RIGHT.

(1) ParentCo hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders

         (a) the right (the "INSOLVENCY EXCHANGE RIGHT"), upon the occurrence and during the continuance of an Insolvency Event hereof, to require ParentCo to purchase from each or any Holder all or any part of the Exchangeable Shares held by the Holders, and

         (b)      the Automatic Exchange Rights,

all in accordance with the provisions of this Agreement. ParentCo hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the grant of the Insolvency Exchange Right and the Automatic Exchange Rights by ParentCo to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Insolvency Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Insolvency Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

         (c) hold the Insolvency Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this Agreement; and

         (d) except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Insolvency Exchange Right and the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.
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                                      -7-


SECTION 4.2 LEGENDED SHARE CERTIFICATES.

(1) The Company shall ensure that each certificate representing Exchangeable Shares bears an appropriate legend notifying the Holders of:

         (a) their right to instruct the Trustee with respect to the exercise of the Insolvency Exchange Right in respect of the Exchangeable Shares held by a Holder; and

         (b)      the Automatic Exchange Rights.

SECTION 4.3 GENERAL EXERCISE OF THE INSOLVENCY EXCHANGE RIGHT

(1) The Insolvency Exchange Right shall be and remain vested in and exercised by the Trustee. Subject to Section 5.15 hereof, the Trustee shall exercise the Insolvency Exchange Right only (i) on the basis of instructions received pursuant to this Article 4 from Holders entitled to instruct the Trustee as to the exercise thereof; or (ii) to the extent that no instructions are received from a Holder with respect to the Insolvency Exchange Right, the Trustee shall not exercise or permit the exercise of the Insolvency Exchange Right.

SECTION 4.4 PURCHASE PRICE

(1) The purchase price payable by ParentCo for each Exchangeable Share to be purchased by ParentCo under the Insolvency Exchange Right shall be an amount equal to the Exchangeable Share Price on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Insolvency Exchange Right. In connection with each exercise of the Insolvency Exchange Right, ParentCo will provide to the Trustee an Officer's Certificate setting forth the calculation of the applicable Exchangeable Share Price for each Exchangeable Share. The applicable Exchangeable Share Price for each such Exchangeable Share so purchased may be satisfied only by ParentCo delivering or causing to be delivered to the Trustee, on behalf of the relevant Holder, the applicable Exchangeable Share Consideration representing the total applicable Exchangeable Share Price. In connection with payment of the Exchangeable Share Consideration, ParentCo shall be entitled to withhold, sell or dispose of that number of shares of ParentCo Common Stock otherwise deliverable to the particular holder of Exchangeable Shares in order to satisfy any statutory withholding tax obligation.

SECTION 4.5 EXERCISE INSTRUCTIONS

(1) Subject to the terms and conditions herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Insolvency Exchange Right with respect to all of or any part of the Exchangeable Shares registered in the name of such

         Holder on the books of the Company. To cause the exercise of the Insolvency Exchange Right by the Trustee, the Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal corporate trust office in Toronto, Ontario or at such other places in Canada as the Trustee may from time to time designate by written notice to the Holders, the certificates representing the Exchangeable Shares which such Holder desires ParentCo to purchase, duly endorsed for transfer to ParentCo, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and; the constating documents of the Company and such additional documents and instruments as the Trustee may reasonably require, together with:

         (a) a duly completed form of notice of exercise of the Insolvency Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating:

                  (i) that the Holder thereby instructs the Trustee to exercise the Insolvency Exchange Right so as to require ParentCo to purchase from the Holder the number of Exchangeable Shares specified therein,

                  (ii) that such Holder has good title to and owns all such Exchangeable Shares to be acquired by ParentCo free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests,

                  (iii) the name in which the certificates representing ParentCo Common Stock issuable in connection with the exercise of the Insolvency Exchange Right are to be issued (which must be the name of the Holder), and

                  (iv) the names and addresses of the persons to whom the Exchangeable Share Consideration should be delivered; and

         (b) payment (or evidence satisfactory to the Trustee, the Company, CallCo and ParentCo of payment) of the taxes (if any) payable as contemplated by Section 4.8 of this Agreement.

(2) If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by ParentCo under the Insolvency Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Holder at the expense of the Company.

SECTION 4.6 DELIVERY OF EXCHANGEABLE SHARE CONSIDERATION; EFFECT OF EXERCISE.

(1) Promptly after receipt of the certificates representing the Exchangeable Shares which the Holder desires ParentCo to purchase under the Insolvency Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Insolvency Exchange Right), duly endorsed for transfer to ParentCo, the Trustee shall notify ParentCo and the Company of its receipt of same, which notice to ParentCo and the Company shall constitute exercise of the Insolvency Exchange Right by the Trustee on behalf of the Holder of such Exchangeable Shares, and ParentCo shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Holder of such Exchangeable Shares (or to such other person, if any, properly designated by such Holder), the Exchangeable Share Consideration deliverable in connection with the exercise of the Insolvency Exchange Right; provided, however, that no such delivery shall be made unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, the Company, CallCo and ParentCo of the payment of) the taxes (if any) payable as contemplated by Section 4.8 of this Agreement. Immediately upon the giving of notice by the Trustee to ParentCo and the Company of the exercise of the Insolvency Exchange Right, as provided in this
         Section 4.6, the closing of the transaction of purchase and sale contemplated by the Insolvency Exchange Right shall be deemed to have occurred, and the Holder of such Exchangeable Shares shall be deemed to have transferred to ParentCo all of its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate, shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Exchangeable Share Consideration, unless such Exchangeable Share Consideration is not delivered or cause to be delivered by ParentCo to the Trustee, for delivery to such Holder (or to such other persons, if any, properly designated by such Holder), within three Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Holder shall remain unaffected until such Exchangeable Share Consideration is delivered by ParentCo and any cheque included therein is honoured. Upon delivery by ParentCo to the Trustee of such ParentCo Common Stock, the Trustee shall deliver such ParentCo Common Stock to such Holder (or to such other persons, if any, properly designated by such Holder). Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the ParentCo Common Stock delivered to it pursuant to the Insolvency Exchange Right.

SECTION 4.7 EXERCISE OF THE INSOLVENCY EXCHANGE RIGHT IN OTHER CIRCUMSTANCES.

(1) In the event that a Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require the Company to redeem any or all of the Exchangeable Shares held by the Holder (the "RETRACTED SHARES") and is notified by the Company pursuant to Section 6.6 of the Exchangeable Share Provisions that the Company will not be permitted as a result of solvency requirements under the Act to redeem all such Retracted Shares, subject to receipt by the Trustee of the Retraction Request from the Holder or the Company and provided that CallCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder has not revoked the retraction request delivered by the Holder to the Company pursuant to Section 6.8 of the Exchangeable Share Provisions and provided further that the Trustee has received written notice of same from the Company or ParentCo, the Retraction Request will constitute and will be deemed to constitute notice from the Holder to the Trustee instructing the Trustee to exercise the Insolvency Exchange Right with respect to those Retracted Shares which the Company is unable to redeem. In any such event, the Company hereby agrees with the Trustee and in favour of the Holder immediately to notify the Trustee of such prohibition against the Company's redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Holder to the Company of the Exchangeable Shares (including without limitation a copy of the Retraction Request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares, and the Trustee will thereupon exercise the Insolvency Exchange Right with respect to the Retracted Shares which the Company is not permitted to redeem and will require ParentCo to purchase such shares in accordance with the provisions of this Article 4.

(2)      In any of the following circumstances, namely:

         (a) Pursuant to Section 5.2 of the Exchangeable Share Provisions, a Holder has not received within 30 days of the Liquidation Date the full Exchangeable Share Consideration representing such Holder's total Liquidation Amount, or

         (b) Pursuant to Section 7.3 of the Exchangeable Share Provisions, a Holder has not received, within 30 days of the Automatic Redemption Date, the full Exchangeable Share Consideration representing such Holder's total Redemption Price; or

         (c) Pursuant to Section 6.5 of the Exchangeable Share Provisions, a Holder has not received, within 30 days of the Retraction Date, the full

                  Exchangeable Share Consideration representing such Holder's total Retraction Price for any reason whatsoever (other than a circumstance set forth in Subsection 4.7(1) above);


                  the Holder may notify the Trustee in writing of such circumstance, with a copy to CallCo and, provided that CallCo has not exercised its Liquidation Call Right, Retraction Call Right or Redemption Call Right, as the case may be, such notice will constitute and will be deemed to constitute notice from such Holder to the Trustee instructing the Trustee to exercise the Insolvency Exchange Right with respect to the Exchangeable Shares which are the subject of such notice. The Trustee will thereupon exercise the Insolvency Exchange Right with respect to the Exchangeable Shares which are the subject of such notice and will require ParentCo to purchase such Exchangeable Shares in accordance with the provisions of this
                  Article 4, mutatis mutandis, with the provisions applicable upon the occurrence of an Insolvency Event. ParentCo hereby agrees to purchase such Exchangeable Shares for the full Exchangeable Share Consideration applicable thereto immediately following receipt of any such notice.

SECTION 4.8 STAMP OR OTHER TRANSFER TAXES.

(1) Upon any sale of Exchangeable Shares to ParentCo pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing ParentCo Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Holder:

         (a) shall pay any documentary, stamp or transfer taxes required by law to be paid by the Holder that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder; or

         (b) shall have established to the satisfaction of the Trustee, ParentCo and the Company acting in good faith and reasonably, that such taxes, if any, have been paid.

SECTION 4.9 NOTICE OF INSOLVENCY EVENT

(1) Immediately upon the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, the Company and ParentCo shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from the Company or ParentCo of the occurrence of an Insolvency Event, the Trustee will mail to each Holder, at the expense of ParentCo, a notice of such Insolvency Event in the form provided by ParentCo, which notice shall contain a brief statement of the right of the Holders with respect to the Insolvency Exchange Right.

SECTION 4.10 QUALIFICATION OF PARENTCO COMMON STOCK

(1) ParentCo covenants that if any ParentCo Common Stock to be issued and delivered pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document including any prospectus or similar document, the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority, or the fulfilment of any other legal requirement (collectively, the "Applicable Laws") before such shares may be issued and delivered by ParentCo to the initial holder thereof (other than the Company), ParentCo will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such ParentCo Common Stock to be and remain duly registered, qualified or approved to the extent expressly provided in the Purchase Agreement and the Registration Rights Agreement. ParentCo Common Stock shall be issued pursuant to an exemption from registration under Applicable Laws and shall not be freely tradeable. ParentCo will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all ParentCo Common Stock to be delivered pursuant to the Insolvency Exchange Rights or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding ParentCo Common Stock have been listed by ParentCo and remain listed and are quoted or posted for trading at such time.

(2) ParentCo hereby represents, warrants and covenants that the ParentCo Common Stock issuable as described herein will be duly authorized and validly issued as fully paid and non-assessable.

SECTION 4.11 RESERVATION OF PARENTCO COMMON STOCK.

(1) ParentCo hereby represents, warrants and covenants that it has reserved for issuance and will at all times keep available, free from pre-emptive rights and out of its authorized and unissued capital shares such number of ParentCo Common Stock:

(a)      as is equal to the sum of

                  (i) the number of Exchangeable Shares issued and outstanding from time to time, and

                  (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time; and

         (b) as are now and may hereafter be required to enable and permit ParentCo, the Company or CallCo to meet its obligations hereunder, under the Support Agreement and under the Exchangeable Share Provisions with respect to which ParentCo may now or hereafter be required to issue ParentCo Common Stock.

(2) ParentCo shall provide notice on a timely basis to the Trustee with respect to any adjustment to the number of ParentCo Common Stock reserved for issuance pursuant to Section 4.11(1)(a) and (b).

SECTION 4.12 AUTOMATIC EXCHANGE ON LIQUIDATION OF PARENTCO.

(1) ParentCo shall give the Trustee written notice of each of the following events at the time set forth below:

         (a) in the event of any determination by the board of directors of ParentCo to institute voluntary liquidation, dissolution or winding-up proceedings with respect to ParentCo or to effect any other distribution of assets of ParentCo among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

         (b)      immediately, upon the earlier of

                  (i)      receipt by ParentCo of notice of; and

                  (ii)     ParentCo's otherwise becoming aware of,

                  any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of ParentCo or to effect any other distribution of assets of ParentCo among its shareholders for the purpose of winding up its affairs.

(2) Immediately following receipt by the Trustee from ParentCo of notice of any event (a "LIQUIDATION Event") contemplated by Section 4.12(1) above, the Trustee will give notice thereof to the Holders. Such notice provided by ParentCo to the Trustee shall include a brief description of the automatic exchange of Exchangeable Shares for ParentCo Common Stock provided for in Section 4.12(3) below.

(3) In order that the Holders will be able to participate on a pro rata basis with the holders of ParentCo Common Stock in the distribution of assets of ParentCo in connection with a Liquidation Event, immediately prior to the effective time (the "LIQUIDATION EVENT EFFECTIVE TIME") of a Liquidation Event, all of the then outstanding Exchangeable Shares shall be automatically exchanged for ParentCo Common Stock. To effect such automatic exchange, ParentCo shall be deemed to have purchased each Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time held by Holders, and each Holder shall be deemed to have sold the Exchangeable Shares held by it at such time, for a purchase price per share equal to the Exchangeable Share Price applicable at such time. In connection with such automatic exchange, ParentCo will provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share.

(4)      The closing of the transaction of purchase and sale contemplated by
         Section 4.12(3) above shall be deemed to have occurred immediately prior to the Liquidation Event Effective Time, and each Holder of Exchangeable Shares shall be deemed to have transferred to ParentCo all of the Holder's right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares, and ParentCo shall deliver or cause to be delivered to the Holder the Exchangeable Share Consideration deliverable upon the automatic exchange of Exchangeable Shares. Concurrently with such Holder's ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the ParentCo Common Stock issued to it pursuant to the automatic exchange of Exchangeable Shares for ParentCo Common Stock, and the certificates held by the Holder previously representing the Exchangeable Shares exchanged by the Holder with CallCo pursuant to such automatic exchange shall thereafter be deemed to represent the ParentCo Common Stock delivered to the Holder by ParentCo pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Exchangeable Share certificates to ParentCo deemed to represent ParentCo Common Stock, duly endorsed for transfer to ParentCo and accompanied by such instruments of transfer as ParentCo may reasonably require, ParentCo shall deliver or cause to be delivered to the Holder certificates representing the ParentCo Common Stock of which the Holder is the holder.

SECTION 4.13 WITHHOLDING RIGHTS

         ParentCo and CallCo shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Exchangeable Shares such amounts as ParentCo and CallCo is required by law to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended, the Income Tax Act (Canada) or any applicable provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority within the applicable time limits. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder and ParentCo are hereby authorized to withhold, sell, or otherwise dispose of at fair market value such portion of such consideration as is necessary to provide sufficient funds to ParentCo or CallCo, as the case may be, in order to enable it to comply with such deduction or withholding requirement and ParentCo and CallCo shall give an accounting to the holder with respect thereto and any balance of such sale proceeds.

                                   ARTICLE 5
                             CONCERNING THE TRUSTEE

SECTION 5.1 POWERS AND DUTIES OF THE TRUSTEE.

(1) The rights, powers and authorities of the Trustee under this Agreement, in its capacity as trustee of the Trust, shall include:

         (a) distributing materials to Holders as provided in this Agreement;

         (b) receiving the grant of the Insolvency Exchange Right and the Automatic Exchange Rights from CallCo as trustee for and on behalf of the Holders in accordance with the provisions of this Agreement;

         (c) exercising the Insolvency Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Holders Exchangeable Shares and other requisite documents and distributing to such Holders the CallCo Common Stock and cheques, if any, to which such Holders are entitled upon the exercise of the Insolvency Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

         (d)      holding title to the Trust Estate;

         (e) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this Agreement;

         (f) taking action at the direction of a Holder or Holders to enforce the obligations of CallCo under this Agreement; and

         (g) taking such other actions and doing such other things as are specifically provided in this Agreement.

(2) In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all Persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this Agreement. The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

SECTION 5.2 NO CONFLICT OF INTEREST.

         The Trustee represents to the Holders, the Company and CallCo that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 8 hereof. If, notwithstanding the foregoing provisions of this Section 5.2, the Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 5.2, any interested party may apply to the Ontario Court (General Division) for an order that the Trustee be replaced as trustee hereunder.

SECTION 5.3 DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC.

(1) The Company, CallCo and ParentCo irrevocably authorize the Trustee, from time to time, to:

         (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and ParentCo Common Stock; and

         (b) requisition, from time to time, from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement; and

(2) The Company, CallCo and ParentCo irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Each of CallCo and ParentCo covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Insolvency Exchange Right and the Automatic Exchange Rights, in each case pursuant to Article 4 hereof.

SECTION 5.4 BOOKS AND RECORDS.

(1) The Trustee shall keep available for inspection by ParentCo, CallCo the Holders and the Company, at the Trustee's principal corporate trust office in Toronto, Ontario, correct and complete books and records of account relating to the Trustee's actions under this Agreement, including without limitation all information relating to mailings and instructions to and from Holders and all transactions pursuant to the Insolvency Exchange Right and the Automatic Exchange Rights for the term of this Agreement. On or before March 31 in every year after the date hereof, the Trustee shall transmit to CallCo, the Holders and the Company a brief report, dated as of the preceding December 30, with respect to:

         (a) property and funds comprising the Trust Estate as of that date;

         (b) the number of exercises of the Insolvency Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Holders in consideration of the issue and delivery by CallCo of ParentCo Common Stock in connection with the Insolvency Exchange Right, during the calendar year ended on such date; and

         (c) all other actions taken by the Trustee in the performance of its duties under this Agreement which it had not previously reported.

SECTION 5.5 INCOME TAX RETURNS AND REPORTS.

         The Trustee shall, if so advised by the Company or CallCo, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and, if applicable, any other returns or reports as may be required by applicable law, and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If requested by the Trustee, ParentCo or CallCo shall retain such experts for purposes of providing such advice and assistance.

SECTION 5.6 INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE.

         The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Holder upon such Holder's furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby; provided that no Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to Article 3 hereof, subject to Section 5.15 hereof, and with respect to the Insolvency Exchange Right pursuant to Article 4 hereof, subject to Section 5.15 hereof, and with respect to the Automatic Exchange Rights pursuant to Article 4 hereof. None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

SECTION 5.7 ACTIONS BY HOLDERS.

         No Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 5.6 hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Insolvency Exchange Right or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders.

SECTION 5.8 RELIANCE UPON DECLARATIONS.

         The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder, and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of Section 5.9 hereof, if applicable, and with any other applicable provisions of this Agreement.

SECTION 5.9 EVIDENCE AND AUTHORITY TO TRUSTEE.

(1) The Company and/or ParentCo and/or CallCo shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by the Company and/or ParentCo and/or CallCo or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of and the Insolvency Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of the Company and/or ParentCo and/or CallCo forthwith if and when:

         (a) such evidence is required by any other section of this Agreement to be furnished to the Trustee in accordance with the terms of this Section 5.9; or

         (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives the Company and/or ParentCo and/or CallCo written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

(2) Such evidence shall consist of an Officer's Certificate of the Company and/or ParentCo and/or CallCo or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

(3) Whenever such evidence relates to a matter other than the Insolvency Exchange Right or the Automatic Exchange Rights, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of the Company and/or ParentCo and/or CallCo it shall be in the form of an Officer's Certificate or a statutory declaration.

(4) Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

         (a) declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

         (b) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

         (c) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

SECTION 5.10 EXPERTS, ADVISERS AND AGENTS.

(1)      The Trustee may:

         (a) in relation to these presents act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by the Company and/or ParentCo and/or CallCo or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

         (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.

SECTION 5.11 INVESTMENT OF MONEYS HELD BY TRUSTEE.

         Unless otherwise provided in this Agreement, any moneys held by or on behalf of the Trustee which under the terms of this Agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee, may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust moneys; provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of the Holders. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

SECTION 5.12 TRUSTEE NOT REQUIRED TO GIVE SECURITY.

         The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

SECTION 5.13 TRUSTEE NOT BOUND TO ACT ON REQUEST.

         Except as in this Agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of the Company, CallCo and/or ParentCo or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

SECTION 5.14 AUTHORITY TO CARRY ON BUSINESS.

         The Trustee represents and warrants to the Company, ParentCo and CallCo that at the date of execution and delivery by it of this Agreement it is authorized to carry on the business of a trust company in the Province of Ontario but if, notwithstanding the provisions of this Section 5.14, it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement and the Insolvency Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event; provided, however, the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Ontario, either become so authorized or resign in the manner and with the effect specified in Article 8 hereof.

SECTION 5.15 CONFLICTING CLAIMS.

(1) If conflicting claims or demands are made or asserted with respect to any interest of any Holder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

         (a) the rights of all adverse claimants with respect to the Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgement of a court of competent jurisdiction; or

         (b) all differences with respect to the Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

(2) If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

SECTION 5.16 DISBURSEMENTS.

         The Trustee shall not be obligated to disburse any funds beyond those which have been deposited with it and which remain in the Trust at the time of any requirement that the Trustee disburse such funds.

SECTION 5.17 ACCEPTANCE OF TRUST.

         The Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Holders, subject to all the terms and conditions herein set forth.

SECTION 5.18 TRUSTEE NOT LIABLE.

         The Trustee shall not be responsible for the validity or quantity of shares or securities that it receives as a result of an exchange.

                                   ARTICLE 6
                                  COMPENSATION

SECTION 6.1 COMPENSATION AND REIMBURSEMENT.

         ParentCo, CallCo and the Company jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes, compensation paid to experts, agents and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency, reasonably incurred by the Trustee in connection with its rights and duties under this Agreement; provided that ParentCo, CallCo and the Company shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or wilful misconduct. Any and all accounts for services rendered hereunder shall be sent by the Trustee to the Company at the address noted in
Section 12.3.

                                   ARTICLE 7
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

SECTION 7.1 INDEMNIFICATION OF THE TRUSTEE.

         ParentCo, CallCo and the Company jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this agreement (collectively, the "INDEMNIFIED PARTIES") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instructions delivered to the Trustee by ParentCo, CallCo or the Company pursuant hereto. In no case shall ParentCo, CallCo or the Company be liable under this indemnity for any claim against any of the Indemnified Parties unless ParentCo, CallCo and the Company shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (i) below, ParentCo, CallCo and the Company shall be entitled to participate at their own expense in the defence and, if ParentCo, CallCo or the Company so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by ParentCo or the Company, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and CallCo or ParentCo or the Company and the Trustee shall have been advised by counsel acceptable to ParentCo, CallCo or the Company that there may be one or more legal defenses available to the Trustee that are different from or in addition to those available to ParentCo, CallCo or the Company and that an actual or potential conflict of interest exists (in which case ParentCo, CallCo and the Company shall not have the right to assume the defense of such suit on behalf of the Trustee, but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). Such indemnification shall survive the resignation or removal of the Trustee and the termination of this Agreement.

SECTION 7.2 LIMITATION OF LIABILITY.

         The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this Agreement, except to the extent that such loss is attributable to the fraud, negligence, wilful misconduct or bad faith on the part of the Trustee.

                                   ARTICLE 8
                                CHANGE OF TRUSTEE

SECTION 8.1 RESIGNATION.

         The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to ParentCo, CallCo, the Holders and the Company specifying the date on which it desires to resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless ParentCo, CallCo the Holders and the Company otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, ParentCo, CallCo, the Holders and the Company shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the Ontario Superior Court of Justice upon application of one or more of the parties hereto.

SECTION 8.2 REMOVAL.

         The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days' prior notice by written instrument executed by ParentCo, CallCo, the Holders and the Company, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee, provided that, in connection with such removal, provision is made for a replacement trustee similar to that contemplated in Section 8.1.

SECTION 8.3 SUCCESSOR TRUSTEE.

         Any successor trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to ParentCo, CallCo, Holders and the Company and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as trustee in this Agreement. However, on the written request of ParentCo, CallCo, the Holders and the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, ParentCo, CallCo, the Holders, the Company and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

SECTION 8.4 NOTICE OF SUCCESSOR TRUSTEE.

         Upon acceptance of appointment by a successor trustee as provided herein, ParentCo, CallCo and the Company shall cause to be mailed notice of the succession of such trustee hereunder to each Holder. If ParentCo, CallCo or the Company shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of ParentCo, CallCo and the Company.

                                   ARTICLE 9
                               PARENTCO SUCCESSORS

SECTION 9.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

(1) ParentCo shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger or otherwise), unless:

         (a) such other Person or continuing company (the "PARENTCO SUCCESSOR"), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are necessary or advisable to evidence the assumption by the ParentCo Successor of liability for all moneys payable and property deliverable hereunder, the covenant of such ParentCo Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of ParentCo under this Agreement; and

         (b) such transaction shall be upon such terms to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, acting reasonably, which substantially preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder.

SECTION 9.2 VESTING OF POWERS IN SUCCESSOR.

         In the event that Section 9.1 hereof applies, the Trustee, the ParentCo Successor, CallCo, the Holders and the Company shall execute and deliver the supplemental agreement provided for in Article 10 hereof, and thereupon the ParentCo Successor shall possess and from time to time may exercise each and every right and power of ParentCo under this Agreement in the name of ParentCo or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of ParentCo or any officers of ParentCo may be done and performed with like force and effect by the directors or officers of such ParentCo Successor.

SECTION 9.3 WHOLLY-OWNED SUBSIDIARIES

         Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of ParentCo with or into the ParentCo or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of ParentCo provided that all of the assets of such subsidiary are transferred to ParentCo or another wholly-owned subsidiary of ParentCo and any such transactions are expressly permitted by this Article 9.

                                   ARTICLE 10
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

SECTION 10.1 AMENDMENTS, MODIFICATIONS, ETC.

         Subject to Section 10.4 hereof, this Agreement may not be amended, modified or waived except by an agreement in writing executed by the Company, the Holders, CallCo, ParentCo and the Trustee. No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

SECTION 10.2 MINISTERIAL AMENDMENTS.

(1) Notwithstanding the provisions of Section 10.1 hereof, the parties to this Agreement, other than the Holders may, by written notice to the Holders, at any time and from time to time, without the approval of the Holders, amend or modify this Agreement for the purposes of:

         (a) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder;

         (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of ParentCo, CallCo and the Company and in the opinion of the Trustee and its counsel, having in mind the best interests of the Holders as a whole, it may be expedient to make, provided that such amendments and modifications will not be prejudicial to the interests of the Holders; or

         (c) making such changes or corrections which, on the advice of counsel to the Company, CallCo, ParentCo and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the Trustee and its counsel changes or corrections will not be prejudicial to the interests of the Holders.

SECTION 10.3 MEETING TO CONSIDER AMENDMENTS.

         The Company, at the request of ParentCo or CallCo shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the constating documents of the Company, the Exchangeable Share Provisions and all applicable laws.

SECTION 10.4 CHANGES IN CAPITAL OF PARENTCO AND THE COMPANY.

         At all times after the occurrence of any event effected pursuant to
Section 2.6 or Section 2.7 of the Support Agreement, as a result of which either ParentCo Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which ParentCo Common Stock or the Exchangeable Shares or both are so changed, and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

SECTION 10.5 EXECUTION OF SUPPLEMENTAL AGREEMENTS.

(1) From time to time the Company (when authorized by a resolution of its Board of Directors), ParentCo (when authorized by a resolution of its board of directors), CallCo (when authorized by a resolution of its board of directors) the Holders and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) evidencing the succession of any ParentCo Successors to ParentCo and the covenants of and obligations assumed by each such ParentCo Successor in accordance with the provisions of
                  Article 9 hereof and the successor of any successor trustee in accordance with the provisions of Article 8 hereof;

         (b) making any additions to, deletions from or alterations of the provisions of this agreement or the Insolvency Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Holders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to ParentCo, CallCo, the Company, the Trustee or this Agreement; and

         (c) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the Holders will not be prejudiced thereby.

                                   ARTICLE 11
                                   TERMINATION

SECTION 11.1 TERM.

(1) The Trust created by this Agreement shall continue until the earliest to occur of the following events:

         (a)      no outstanding Exchangeable Shares are held by a Holder;

         (b) each of the Company, the Holders and ParentCo, CallCo elects in writing to terminate the Trust; and

         (c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

SECTION 11.2 SURVIVAL OF AGREEMENT.

         This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Holder; provided, however, that the provisions of Articles 6 and 7 hereof shall survive any such termination of this Agreement.

                                   ARTICLE 12
                                     GENERAL

SECTION 12.1 SEVERABILITY.

         If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby, and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

SECTION 12.2 ENUREMENT.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executioners, administrators, successors and permitted assigns.

SECTION 12.3 NOTICES TO PARTIES.

(1) All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

         TO PARENTCO:                     Daleen Technologies, Inc.
                                          902 Clint Moore Road
                                          Suite 230
                                          Boca Raton, Florida 33487

                                          Attention: Stephen Wagman
                                          Fax: (561) 995-1979

         With a copy to:                  Morris, Manning & Martin L.L.P.
                                          1600 Atlanta Financial Center
                                          3343 Peachtree Road, N.E.
                                          Atlanta, Georgia 30326

                                          Attention: David M. Calhoun
                                          Fax: (404) 365-9532

         TO THE COMPANY:                  Daleen Canada Corporation
                                          902 Clint Moore Road
                                          Suite 230
                                          Boca Raton, Florida 33487

                                          Attention: Stephen Wagman
                                          Fax: (561) 995-1979

         With a copy to:                  Morris, Manning & Martin
                                          1600 Atlanta Financial Center
                                          3343 Peachtree Road, N.E.
                                          Atlanta, Georgia 30326

                                          Attention: David M. Calhoun
                                          Fax: (404) 365-9532

         With an additional copy to:      Stikeman, Elliott
                                          Suite 5300
                                          Commerce Court West
                                          Toronto, Ontario, M9L 1B9

                                          Attention: Roderick Barrett, Esq.
                                          Fax:  (416) 947-0866

         TO CALLCO:                       Daleen CallCo Corporation
                                          902 Clint Moore Road
                                          Suite 230
                                          Boca Raton, Florida 33487

                                          Attention: Stephen Wagman
                                          Fax: (561) 995-1979

         With a Copy to:                  Morris, Manning & Martin L.L.P.
                                          1600 Atlanta Financial Center
                                          3343 Peachtree Road, N.E.
                                          Atlanta, Georgia 30326

                                          Attention: David M. Calhoun
                                          Fax: (404) 365-9532

         With an additional copy to:      Stikeman, Elliott
                                          Suite 5300
                                          Commerce Court West
                                          Toronto, Ontario, M9L 1B9

                                          Attention: Roderick Barrett, Esq.
                                          Fax:  (416) 947-0866

         TO THE TRUSTEE:                  Montreal Trust Company of Canada
                                          151 Front Street West, Suite 605
                                          Toronto, Ontario, M5J 1N2

                                          Attention: Manager Client Services
                                          Fax:  (416) 981-9777

(2) Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof, and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

SECTION 12.4 NOTICE TO HOLDERS.

         Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such Holder shown on the register of Holders of Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and shall be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which

Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

SECTION 12.5 RISK OF PAYMENTS BY POST.

         Whenever payments are to be made or documents are to be sent to any Holder by the Trustee, by the Company, by CallCo or by ParentCo or by such Holder to the Trustee or to ParentCo, or to CallCo or the Company, the making of such payment or sending of such document sent through the post shall be at the risk of the Company or CallCo or ParentCo, in the case of payments made or documents sent by the Trustee or the Company or CallCo or ParentCo, and the Holder, in the case of payments made or documents sent by the Holder.

SECTION 12.6 COUNTERPARTS.

         This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

SECTION 12.7 JURISDICTION.

         This agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

SECTION 12.8 ATTAINMENT.

         ParentCo and CallCo agree that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgement of such courts and agrees not to seek, and hereby waives, any review of the merits of any such judgement by the courts of any other jurisdiction and hereby appoints Stikeman, Elliott at its registered office in the Province of Ontario as ParentCo's and CallCo's attorney for service of process.

         IN WITNESS WHEREOF, the parties hereby have caused this agreement to be duly executed as of the date first above written.


                                        DALEEN TECHNOLOGIES, INC.

                                        By:
                                               ---------------------------------
                                               Authorized Signing Officer

                                        DALEEN CANADA CORPORATION.

                                        By:
                                               ---------------------------------
                                               Authorized Signing Officer



                                        DALEEN CALLCO CORPORATION.

                                        By:
                                           ------------------------------------
                                           Authorized Signing Officer



                                        MONTREAL TRUST COMPAMY OF CANADA
                                        By:
                                           ------------------------------------
                                            Authorized Signing Officer


                                        By:
                                           ------------------------------------
                                           Authorized Signing Officer



HOLDERS:
                                        ----------------------------------------
                                        Mohammad Aamir

                                        ----------------------------------------
                                        Carl Scase

                                        ----------------------------------------
                                        Corneliu Ionescu

                                        ----------------------------------------
                                        Mansoor Ahmed

                                        ----------------------------------------
                                        Ming Han

                                        ----------------------------------------
                                        Charles Barton

                                        ----------------------------------------
                                        Stephen Smith

                                        ----------------------------------------
                                        Nahla Rashad

                                        ----------------------------------------
                                        George Timmes


                                        1303949 ONTARIO INC.
                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        THE VENGROWTH INVESTMENT
                                        FUND INC.
                                        By:
                                           ------------------------------------
                                            Name:
                                            Title: